FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Credit Agreement and Security Agreement (“Amendment”) is made as of December 7, 2009, by and among U.S. PREMIUM BEEF, LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), and COBANK, ACB, an agricultural credit bank (“CoBank”), as Agent (in such capacity, the “Agent”) and as the sole Syndication Party as of the date of this Amendment.

RECITAL

This Amendment is made with respect to the Amended and Restated Credit Agreement and Security Agreement dated as of June 22, 2009 (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement”).  Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement.  Borrower desires to exchange a portion of the NB Interest pursuant to the initial public offering of Class A common stock of National Beef, Inc., a Delaware corporation, on substantially the same terms and conditions as set forth in that certain draft Preliminary Prospectus dated December 4, 2009 (the “IPO”).  In order to facilitate the IPO, Borrower has requested that CoBank release the portion of the NB Interest held by CoBank as Collateral that is to be exchanged pursuant to the IPO (the “Exchanged NB Interest”).

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

            1.         Effective upon the consummation of the IPO:

(a)  Notwithstanding the terms of Section 9.1 of the Agreement, and the Pledge Agreement dated as of June 22, 2009, referred to therein (the “Pledge Agreement”), the Collateral shall not include the Exchanged NB Interest, and the Exchanged NB Interest shall be and is herby released by CoBank.

(b)  The definitions of “Aggregate Commitment” and “Tranche B Commitment” shall be amended to read:

(i)  Aggregate Commitment:  shall be in the amount of $11,801,927.06 (reducing with the reductions in the Tranche A Commitment) comprised of: (a) a fully funded Tranche A Commitment in the amount of $1,801,927.06, and reducing with each payment of principal on the Tranche A Loan(s), and (b) a Tranche B Commitment in the amount of $10,000,000.

(ii)  Tranche B Commitment: shall be $10,000,000.

2.         On or before the tenth Business Day after the consummation of the IPO, Borrower shall deliver to CoBank certificates received in conjunction with the IPO, if any, representing the NB Interest retained by Borrower.

3.         In the event the IPO is not consummated on or before February 28, 2010, then this Amendment shall be null and void and of no further force or effect.  Otherwise, this Amendment shall be an integral part of the Agreement and the Pledge Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement and the Pledge Agreement as if made an original part thereof.  All of the terms and conditions of the Agreement and the Pledge Agreement, which are not modified in this Amendment, shall remain in full force and effect.  To the extent the terms of this Amendment conflict with the terms of the Agreement and the Pledge Agreement, the terms of this Amendment shall control.

4.         This Amendment may be executed in several counterparts, each of which shall be construed together as one original.  Facsimile (or other electronic) signatures on this Amendment shall be considered as original signatures.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first herein above written.

U.S. PREMIUM BEEF, LLC

By: /s/ Steven D. Hunt
Its: CEO

COBANK, ACB, individually and as Agent and Syndication Party

By: /s/ James Matzat

Its: Vice President

{SIGNATURE PAGE TO FIRST AMENDEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND SECURITY AGREEMENT}